EXHIBIT 10.1

              AMENDMENT NO. 6 TO THE COMPANY'S FINANCING AGREEMENT


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                                 SIXTH AMENDMENT

                           TO THE FINANCING AGREEMENT



            SIXTH AMENDMENT, dated as of March 31, 1999 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996, as amended by the First Amendment dated as of February 13, 1997, the Second Amendment dated as of June 1, 1997, the Third Amendment dated as of October 1, 1997, the Fourth Amendment dated as of November 28, 1997 and the Fifth Amendment dated as of March 25, 1998 (as so amended, the "Financing Agreement"), by and among Happy Kids Children's Apparel Ltd., a New York corporation formerly known as Happy Kids, Ltd. ("Happy Kids"), Happy Kids, Inc., a New York corporation formerly known as O'Boy Inc. (the "Parent"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel"), O.P. Kids, Inc., a New Jersey corporation and successor by merger to O.P. Kids, L.L.C. ("OP Inc.", and together with Happy Kids, the Parent and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

            WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to among other things (i) increase the Credit Exposure (as defined in the Financing Agreement) and the Total Credit Exposure (as defined in the Financing Agreement), (ii) extend the Termination Anniversary Date (as defined in the Financing Agreement), (iii) change the interest rate and provide for a Eurodollar interest rate option, and (iv) amend certain other terms and conditions in the Financing Agreement. Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1. DEFINITIONS. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

            2. RECITALS. The first sentence in the Recitals is hereby amended in its entirety to read as follows: "The Borrowers and the Guarantors have asked the Lenders to extend credit to the Borrowers, from the date hereof through the Final Maturity Date (as hereinafter defined), in the form of discretionary revolving credit loans to the Borrowers at any time and from time to time prior to the Final Maturity Date in an aggregate principal amount not in excess of $50,000,000."

            3. EXISTING DEFINITIONS. (a) The definition of the term "Business Day" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Business  Day'  means any day other  than a  Saturday,
            Sunday or other day on which commercial banks in New York City are required or authorized to close, provided, that with respect to borrowing, payment, conversion to or continuation of, or determination of interest rate on, Eurodollar Loans,


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            Business Day shall mean any Business Day on which dealings in United
            States dollars may be carried on in the interbank eurodollar markets in New York City and London."

                  (b) The  definition  of the term "Credit  Exposure" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Credit  Exposure' means,  with respect to each Lender,
            the total credit exposure of such Lender as set forth on Schedule A hereto, as the same may be adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

                  (c) The definition of the term "L/C Issuer" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'L/C  Issuer'  means  The Chase  Manhattan  Bank or its
            successors."

                  (d) The definition of the term "Post-Default  Rate" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Post-Default  Rate' means a rate of interest per annum
            equal to the rate of interest otherwise in effect plus 1-1/2% or, if no other rate of interest is in effect, the Prime Rate plus 1%."

                  (e) The definition of the term "Termination Anniversary Date" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Termination Anniversary Date' means March 31, 2000 and
            thereafter March 31 of each succeeding calendar year."

                  (f) The  definition  of the term "Total  Credit  Exposure"  in
Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Total Credit  Exposure'  means the sum of the Lenders'
            Credit Exposures in Schedule A hereto, as the same may be adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

            4. NEW DEFINITIONS. The following definitions of the terms "Eurodollar Base Rate", "Eurodollar Loan", "Eurodollar Rate", "Interest Period", "Prime Rate Loan", and "Reserve Requirements" are hereby added to Section 1.01 of the Financing Agreement:

                        "'Eurodollar  Base Rate' means, with respect to each day
            during each Interest Period pertaining to a Eurodollar Loan, the rate of interest published in The Wall Street Journal, Eastern Edition, two Business Days prior to such Interest Period as the "London Interbank Offered Rate" applicable to one, two, three or six months, as selected by the Administrative Borrower. In the event that The Wall Street Journal, Eastern Edition is not published or such rate does not appear in The Wall Street Journal, Eastern Edition, the Eurodollar Base Rate shall


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            be the rate determined by the Agent to be the rate at which deposits in United States dollars are offered by The Chase Manhattan Bank to first class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period."

                        "'Eurodollar  Loan' means a Loan bearing  interest based
            on the Eurodollar Rate."

                        "'Eurodollar Rate' means with respect to each day during
            each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/16 of 1%):

                              Eurodollar Base Rate
                          ----------------------------
                          1.00 - Reserve Requirements"

                        "'Interest  Period' means with respect to any Eurodollar
            Loan, the period commencing on the borrowing date or the date of any continuation of or conversion into such Eurodollar Loan, as the case may be, and ending one, two, three or six months thereafter, in each case as selected by the Administrative Borrower in the applicable notice given to the Agent pursuant to Sections 2.03 or 2.10 hereof; provided that (i) each Interest Period shall begin on the first Business Day of a month, (ii) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) no Interest Period for any Eurodollar Loan shall end after the Final Maturity Date, and
            (iv) no more than three (3) Interest Periods in the aggregate for the Borrowers may exist at any one time."

                        "'Prime Rate Loan' means a Loan bearing  interest at the
            Prime Rate."

                        "'Reserve Requirements' means, for any day as applied to
            a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member bank of the Federal Reserve


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            System.  Eurodollar Loans shall be deemed to constitute Eurocurrency
            Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D of the Board of Governors of the Federal Reserve System."

            5. CREDIT EXPOSURE. The second sentence of Section 2.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "Notwithstanding the foregoing,  the aggregate principal
            amount of Loans outstanding at any time to the Borrowers shall not exceed the lowest of (i) the difference between (A) the Total Credit Exposure, and (B) the aggregate Letter of Credit Obligations, (ii) the difference between (A) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations, and (iii) $40,000,000."

            6. MAKING THE LOANS. Section 2.03 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "SECTION  2.03.  Making  the Loans.  The  Administrative
            Borrower, on behalf of itself or any other Borrower, shall give the Agent prior written or telephone notice (which notice, if requested by the Agent, must be promptly confirmed in writing in substantially the form of Exhibit I hereto (a "Notice of Borrowing")) (i) not later than 12:00 noon (New York City time) on the date of the proposed borrowing, in the case of a borrowing consisting of Prime Rate Loans, or (ii) not later than 12:00 noon (New York City time) three Business Days prior to such proposed borrowing in the case of a borrowing consisting of Eurodollar Loans, provided that Eurodollar Loans will only be made on the first Business Day of a month. Such Notice of Borrowing shall be irrevocable and shall specify the principal amount of the proposed borrowing (which, in the case of a Eurodollar Loan, must be in a minimum amount of $1,500,000 and in multiples of $500,000 in excess thereof), whether such Loan is requested to be a Prime Rate Loan or a Eurodollar Loan and, in the case of a Eurodollar Loan, the initial Interest Period for such Eurodollar Loan and the proposed borrowing date, which must be a Business Day and, in the case of a Eurodollar Loan, the first Business Day of a month, and, if the Agent agrees in its sole and absolute discretion to make such Loan to a Borrower, such Borrower shall be bound to make a borrowing in accordance therewith. The Agent may act without liability upon the basis of written, telecopy or telephone notice believed by the Agent in good faith to be from the Administrative Borrower (or from any officer thereof designated in writing to the Agent), and the Borrowers hereby waive the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing."


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            7.  FUNDING  AND  SETTLEMENT.  (a) The  second  sentence  of Section
2.05(a)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "If  either  (1)  the  Administrative  Borrower  gives a
            Notice of Borrowing requesting a Eurodollar Loan and the Agent has agreed to make such Loan or (2) the Administrative Borrower gives a Notice of Borrowing requesting a Prime Rate Loan and the Agent agrees to make such Loan and elects not to fund such Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Loan, the Agent shall notify each Lender of the specifics of the requested Loan and that it will not fund the requested Loan on behalf of the Lenders. If the Agent notifies the Lenders that it will not fund a requested Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Loan available to the Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Agent requests payment from such Lender not later than 12:00 noon) on the date of the proposed Loan."

                  (b) The first sentence of Section 2.05(b)(i) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "With respect to each Eurodollar  Loan, on the first and
            the last date of each Interest Period, and with respect to all periods for which the Agent, on behalf of the Lenders, has funded Prime Rate Loans pursuant to subsection 2.05(a), on the first Business Day after the last day of each week, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period."

            8. INTEREST. Paragraphs (a) and (c) of Section 2.06 of the Financing Agreement are hereby amended in their entirety to read as follows:

                        "(a)  Revolving  Credit  Loans.  Each  Loan  which  is a
            Eurodollar Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus 2.00%. Each Loan which is a Prime Rate Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Prime Rate minus .50%."

                        "(c) Interest Payment.  Interest on each Eurodollar Loan
            shall be payable in arrears on the last day of each Interest Period of such Eurodollar Loan and, in the case of any Eurodollar Loan of six month duration, the day that interest would have been paid if such Eurodollar Loan had an interest period of three months. Interest on each Prime Rate Loan shall be payable monthly, in arrears,


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            on the first day of each month,  commencing  on the first day of the month following the month in which such Loan is made, and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 hereof with the amount of any interest payment due hereunder."

            9. PREPAYMENTS. Paragraph (g) of Section 2.07 of the Financing Agreement is hereby amended by adding the following at the end thereof:

                        "Notwithstanding  the  foregoing in this  Section  2.07,
            prepayments of Eurodollar Loans shall be subject to the following additional requirements: (i) all prepayments of Eurodollar Loans shall be subject to the terms of Section 2.09 of this Agreement,
            (ii) prepayments of Eurodollar Loans shall be made upon at least three (3) Business Days irrevocable notice to the Agent, and (iii) no partial prepayment of a Eurodollar Loan shall be permitted."

            10. EURODOLLAR PROVISIONS. The following new Sections 2.08, 2.09 and
2.10 are hereby added to the Financing Agreement:

                        "SECTION  2.08.  Eurodollar   Rate  Not   Determinable;
            Illegality or Impropriety.

                        (a) In the  event,  and on  each  occasion,  that  on or
            before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Agent has determined in good faith that, or has been advised by the Required Lenders that, (i) the Eurodollar Rate cannot be determined for any reason, (ii) the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or (iii) United States dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Lenders' Eurodollar Loans are then being conducted, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Administrative Borrower and the other Lenders. In the event of any such determination, any request by the Administrative Borrower for a Eurodollar Loan pursuant to Section 2.03 shall, until, in the case of such a determination by the Required Lenders, the Agent has been advised by the Required Lenders and the Agent has so advised the Administrative Borrower that, or in the case of a determination by the Agent, the Agent has advised the Administrative Borrower and the other Lenders that, the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Prime Rate Loan. Each determination by the Agent and/or the Required Lenders hereunder shall be conclusive and binding absent manifest error.


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                        (b) In the event that it shall be  unlawful  or improper
            for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Agent and the Administrative Borrower describing such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease, and such Lender shall notify the Agent and the Administrative Borrower. If any such change shall make it unlawful or improper for any Lender to maintain any outstanding Eurodollar Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Agent and the Administrative Borrower, and the Administrative Borrower shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, at the end of the then current Interest Period for such Eurodollar Loan, convert each such Eurodollar Loan into a Prime Rate Loan.

                        SECTION 2.09.  Indemnity.

                        (a) The Borrowers hereby jointly and severally indemnify
            each Lender against any loss or expense that such Lender actually sustains or incurs (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan, and including loss of anticipated profits) as a consequence of (i) any failure by the Borrowers to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article V, (ii) any failure by the Borrowers to borrow any Eurodollar Loan hereunder, to convert any Prime Rate Loan into a Eurodollar Loan or to continue a Eurodollar Loan as such after notice of such borrowing, conversion or continuation has been given pursuant to Section 2.03 or Section 2.10 hereof, (iii) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (iv) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (v) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of anticipated profits) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid or prepaid or converted or continued or not borrowed or converted or continued (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion, continuation or failure to


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            borrow,  convert or continue on the last day of the Interest  Period for such Loan (or, in the case of a failure to borrow, convert or continue, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid, converted or continued or not borrowed, converted or continued for such Interest Period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.09 and the basis for the determination of such amount or amounts shall be delivered to the Administrative Borrower and shall be conclusive and binding absent manifest error.

                        (b) Notwithstanding  paragraph (a) of this Section 2.09,
            the Agent will use reasonable efforts to minimize or reduce any such loss or expense resulting from the mandatory prepayments required by
            Section 2.07 of this Agreement by (i) applying all payments and prepayments to Loans bearing interest at the Prime Rate prior to any application of payments to Loans bearing interest at the Eurodollar Rate and (ii) after all Prime Rate Loans have been paid in full, calculating any such loss or expense based upon the net decrease in Eurodollar Loans on a day after giving effect to all prepayments and all Loans made on such day.

                        SECTION 2.10.  Continuation and Conversion of Loans.

                        (a) Subject to Section 2.08 hereof,  the Borrowers shall
            have the right, at any time, on three (3) Business Days' prior irrevocable written or telecopy notice to the Agent, to continue any Eurodollar Loan, or any portion thereof, into a subsequent Interest Period or to convert any Prime Rate Loan or portion thereof into a Eurodollar Loan, or on one (1) Business Day's prior irrevocable written or telecopy notice to the Agent, to convert any Eurodollar Loan or portion thereof into a Prime Rate Loan, subject to the following:

                              (i) no  Eurodollar  Loan may be  continued as such
            and no Prime Rate Loan may be converted into a Eurodollar Loan, when any Event of Default or Default shall have occurred and be continuing at such time;

                              (ii) in the case of a continuation of a Eurodollar
            Loan as such or a conversion of a Prime Rate Loan into a Eurodollar Loan, the aggregate principal amount of such Eurodollar Loan shall not be less than $1,500,000 and in multiples of $500,000 if in excess thereof;

                              (iii) in the case of a conversion from a Eurodollar Loan to a Prime Rate Loan accrued interest on the Loan (or portion thereof) being converted shall be jointly and severally paid by the Borrowers at the time of conversion;


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                              (iv) a Prime  Rate  Loan may be  converted  into a
            Eurodollar Loan only on the first Business Day of a month;

                              (v) any portion of a Loan  maturing or required to
            be repaid in less than one month may not be converted into or continued as a Eurodollar Loan; and

                              (vi) if any conversion of a Eurodollar  Loan shall
            be effected on a day other than the last day of an Interest Period, the Borrowers shall jointly and severally reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by such conversion as provided in
            Section 2.09 hereof.

            In the event that the Administrative Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan shall automatically become a Prime Rate Loan at the expiration of the then current Interest Period."

            11. FEES. Section 4.01 of the Financing Agreement is hereby amended by deleting paragraph (c) thereof in its entirety and substituting in lieu thereof the following new paragraph (c):

                        "(c) L/C ISSUER FEE. The  Borrowers  agree to pay to the
            Agent for the account of the L/C Issuer a non-refundable L/C Issuer's fee in the amount of $25,000 per annum, which L/C Issuer's fee is earned in full by the L/C Issuer on March 31, 1999 and on the 31st day of each March thereafter and is payable in twelve consecutive monthly installments of $2,083.33 on April 1, 1999 and on the first day of each month thereafter."

            12. FINANCIAL COVENANTS. Section 7.01(l) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(l)  FINANCIAL COVENANTS.

                              (i) TANGIBLE NET WORTH. Maintained Consolidated Tangible Net Worth (before any LIFO adjustments made for the prior fiscal year in accordance with GAAP) of not less than $28,000,000 at all times.

                              (ii) NET  LOSS.  Not incur a  Cumulative  Net Loss
            (before any LIFO adjustments made for the prior fiscal year in accordance with GAAP) for the Parent and its Subsidiaries at the end of any fiscal quarter of the Parent."


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            13.  ROYALTY  PAYMENTS.  Clause  (viii) of  Section  7.02(b)  of the
Financing Agreement is hereby amended in its entirety to read as follows:

                             "(viii) Indebtedness represented by minimum royalty
            payments under any License Agreement entered into by any Borrower in the ordinary course of business;"

            14. OPERATING LEASES. Subclause B of Section 7.02(g) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(B)  Operating  Lease   Obligations   incurred  in  the
            ordinary course of business of the Borrowers and the Corporate Guarantors and their Subsidiaries."

            15. CAPITAL EXPENDITURES. Section 7.02(h) of the Financing Agreement is hereby amended by deleting the amount "$200,000" and substituting in lieu thereof "$2,000,000 in any calendar year."

            16. DELIVERY OF NOTES. Each Lender shall deliver to the Agent, for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Lenders under the Financing Agreement (collectively, the "Old Notes"). The Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to
Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Total Credit Exposure, as set forth in Annex I to this Amendment (the "New Notes" and together with this Amendment, the "Amendment Documents"). The Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

            17. SCHEDULE A. Schedule A to the Financing Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule A, which is attached hereto as Annex I.

            18. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                  (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Potential Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                        (i) counterparts of this Amendment, duly executed by the Borrowers, the Guarantors and the Lenders;

                        (ii) a copy of the resolutions of each Borrower and each Corporate Guarantor, certified as of the Amendment Effective Date by an authorized officer thereof, authorizing the execution of this Amendment and the transactions contemplated hereby;

                        (iii) a certificate of an authorized officer of each Borrower and each Corporate Guarantor, certifying the names and true signatures of the representatives of such Person authorized to sign this Amendment, together with evidence of the incumbency of such authorized officers;

                        (iv) a certificate of the chief executive officer or the chief financial officer of the Parent, certifying as to the matters set forth in subsection (a) of this Section 18;

                        (v) the New Notes, duly executed by each of the Borrowers; and

                        (vi) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

                  (c) Proceedings. All proceedings in connection with the transactions contemplated by the Amendment Documents, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

                  (d) Fee. The Borrowers shall have paid the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a fee of $37,000, which fee shall be earned in full on the date of this Amendment.

            19. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Corporate Guarantors represents and warrants as follows:

                  (a) Each Borrower and Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform the Amendment Documents and to perform the Financing Agreement, as amended hereby.

                  (b) The execution, delivery and performance by it of the Amendment Documents and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its articles of organization, by-laws or any applicable law or any contractual restriction binding or otherwise affecting it or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of the Amendment Documents and (ii) the performance by it of the Amendment Documents and the Financing Agreement, as amended hereby.

                  (d) Each of the Amendment Documents and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Corporate Guarantor that is a party thereto enforceable against each such Person in accordance with the terms thereof.

                  (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

            20. CONTINUED EFFECTIVENESS OF THE FINANCING AGREEMENT. Each of the Borrowers and the Corporate Guarantors hereby confirms and agrees that (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

            21. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

                     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWERS:
                                    ----------

                                    HAPPY KIDS CHILDREN'S APPAREL LTD.,
                                    formerly known as Happy Kids, Ltd.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender


                                    HAPPY  KIDS  INC.,  formerly  known as
                                    O'Boy Inc.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender


                                    TALK OF THE TOWN APPAREL CORP.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender


                                    O.P. KIDS, INC.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender

                                    GUARANTORS:
                                    -----------

                                    H.O.T. KIDZ, INC.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender


                                    HAWK INDUSTRIES, INC.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender


                                    J&B 18 CORP.


                                    By: /s/ Stuart Bender
                                        -----------------------------------
                                        Title:
                                        Name: Stuart Bender

                                    AGENT AND LENDER:
                                    -----------------

                                    THE CIT GROUP/COMMERCIAL
                                     SERVICES, INC.


                                    By: /s/ Deborah Rogut
                                        -----------------------------------
                                        Title: Vice President
                                        Name:  Deborah Rogut


                                    LENDERS:
                                    --------

                                    THE CHASE MANHATTAN BANK


                                    By: /s/ David F. Gibbs
                                        -----------------------------------
                                        Title: Vice President
                                        Name:  David F. Gibbs


                                    ISRAEL DISCOUNT BANK OF NEW YORK


                                    By: /s/ Gary Harkins
                                        -----------------------------------
                                        Title: Vice President
                                        Name:  Gary Harkins


                                    By: /s/ Lissa Baum
                                        -----------------------------------
                                        Title: Senior Vice President
                                        Name:  Lissa Baum


                                    REPUBLIC NATIONAL BANK OF NEW YORK


                                    By: /s/ Thomas DeGeorge
                                        -----------------------------------
                                        Title: Vice President
                                        Name:  Thomas DeGeorge

                                     Annex I

                                   SCHEDULE A
                                   ----------


Lender                                       Exposure            Percentage
------                                       --------            ----------

The CIT Group/Commercial Services, Inc.     $14,815,000            29.63%

The Chase Manhattan Bank                    $20,565,000            41.13%

Israel Discount Bank of New York            $ 6,640,000            13.28%

Republic National Bank of New York          $ 7,980,000            15.96%
                                           ------------          --------

                                            $50,000,000           100.00%